Financial Instruments and Risk Management	12 Months Ended
Jun. 30, 2021
19. Financial Instruments and Risk Management

19. Financial Instruments and Risk Management

The following disclosures are to enable users of the consolidated financial statements to evaluate the nature and extent of risks arising from financial instruments at the end of the reporting period:

Liquidity risk and capital resource analysis

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. Liquidity risk arises from the Company’s financial obligations and in the management of its assets, liabilities and capital structure. The Company manages this risk by regularly evaluating its liquid financial resources to fund current and long-term obligations and to meet its capital commitments in a cost-effective manner. The main factors that affect liquidity include working capital requirements, capital-expenditure requirements, and equity capital market conditions. The Company’s liquidity requirements are met through a variety of sources, including cash and cash equivalents and equity capital markets.

None of the Company’s obligations have contractual maturities over the next 12 months. Accounts payable and accrued liabilities are generally due within 30 days. The warrant liabilities are expected to be settled through the issuance of common shares upon the exercise or expiration of the underlying common share purchase warrants. The royalty obligations are expected to be settled through minimum repayments starting in fiscal 2023 that will be funded through operating cash flows.

As of June 30, 2021, the Company had cash and cash equivalents of $22,437,086 (June 30, 2020: $222,305) to settle current liabilities of $46,729,920 (June 30, 2020: $1,173,376). Excluding the $45,380,933 warrant derivative liabilities, which are expected to be settled through the issuance of common shares upon the exercise or expiration of the underlying common share purchase warrants, the Company had current liabilities of $1,348,987 (June 30, 2020: $964,608). Although the Company is not currently exposed to liquidity risk, a significant portion of the surplus cash is expected to be utilized to complete construction of the mine and to fund mine working capital and general and administrative expenditures over the next 12 months.

19. Financial Instruments and Risk Management (continued)

As of June 30, 2021, the remaining Molo Graphite Mine construction costs were estimated at approximately $18.4 million, mine working capital requirements were estimated at approximately $1.3 million, and general and administrative expenditures until the completion of construction were estimated at $3.0 million. As part of the royalty financing agreement, the Company will receive a further $3.0 million from Vision Blue upon achieving 80% of capital expenditures related to the construction of the mine, which is expected to be reached on or around December 31, 2021. The Company expects to receive additional funding from the exercise of in-the-money warrants that are due to expire in October 2021 and July 2022. As a result, the Company believes its capital resources will be sufficient to complete construction of the mine and to fund mine working capital and general and administrative expenditures over the next 12 months. Should unexpected financial circumstances arise in the future, the Company may choose to decrease certain discretionary expenditures.

While the Company has been successful in obtaining required funding in the past, there is no assurance that future financings will be available. Based on management’s assessment of its past ability to obtain required funding, the Company believes that it will be able to satisfy its current and long-term obligations as they come due.

Credit risk

The Company does not currently have commercial customers and therefore does not have any credit risk related to amounts receivables. The Company has credit risk arising from the potential from counterparty default on cash and cash equivalents held on deposit with financial institutions. The Company manages this risk by ensuring that deposits are only held with large Canadian banks and financial institutions, whereas any offshore deposits are held with reputable financial institutions.

Market risks

Market risk is the potential for financial loss from adverse changes in underlying market factors, including foreign exchange rates, commodity prices and interest rates.

•	Interest rate risk: This is the sensitivity of the fair value or of the future cash flows of a financial instrument to changes in interest rates. The Company does not have any financial assets or liabilities that are subject to variable interest rates.

•	Commodity price risks: This is the sensitivity of the fair value of, or of the future cash flows, from mineral assets. The Company manages this risk by monitoring mineral prices and commodity price trends to determine the appropriate timing for funding the exploration or development of its mineral assets, or for the acquisition or disposition of mineral assets. The Company does not have any mineral assets at the development or production stage carried at historical cost. The Company has expensed the acquisition and exploration costs of its exploration stage mineral assets.

•	Currency risk: This is the sensitivity of the fair value or of the future cash flows of financial instruments to changes in foreign exchange rates. The Company transacts in currencies other than the US dollar, including the Canadian dollar, the Madagascar Ariary, the Euro and the South African Rand. The Company purchases services and has certain salary commitments in those currencies. The Company also has monetary and financial instruments that may fluctuate due to changes in foreign exchange rates. Derivative financial instruments are not used to reduce exposure to fluctuations in foreign exchange rates. The Company is not sensitive to foreign exchange exposure since it has not made any commitments to deliver products quoted in foreign currencies. The Company is not sensitive to foreign exchange risk arising from the translation of the financial statements of subsidiaries with a functional currency other than the US dollar since it does not have any material assets and liabilities measured through other comprehensive income. As of June 30, 2021, the Company estimated that a 10% decrease of the USD versus foreign exchange rates would result in a gain of $1,463 (2020: loss of $66,259).

	June 30,	June 30,
	2021	2019
Cash and cash equivalents (CAD)	$1,011,996	$130,414
Cash and cash equivalents (MGA)	1,698	$4,003
Amounts receivable (CAD)	73,707	7,513
Amounts receivable (MGA)	26	26
Accounts payable and accrued liabilities (CAD)	(137,329)	(383,006)
Accounts payable and accrued liabilities (MGA)	(30,574)	(1,061)
Accounts payable and accrued liabilities (EUR)	(166,869)	(177,654)
Provisions (CAD)	(738,022)	(242,829)
Net foreign exchange exposure in USD	$14,633	(662,594)
Impact of 10% change in foreign exchange rates	$1,463	(66,259)